UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2023

LAMF GLOBAL VENTURES CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41053	98-1616579
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9255 Sunset Blvd., Suite 515

West Hollywood, California 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 343-8760

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LGVCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	LGVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LGVCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

As previously announced, on August 17, 2023, LAMF Global Ventures Corp. I, a Cayman Islands exempted company (“LAMF”), entered into a Business Combination Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the “BCA”), pursuant to which LAMF will engage in a business combination transaction with Nuvo Group Ltd., a limited liability company organized under the laws of the State of Israel (“Nuvo”).

Headquartered in Israel, Nuvo is a leader in women’s health and connected pregnancy care, and has developed INVU by Nuvo™, an FDA-cleared, prescription-initiated, remote pregnancy monitoring platform that enables the delivery of remote non-stress tests and maternal and fetal heart rate monitoring, helping expectant parents adhere to their prescribed care plan. The BCA values Nuvo at a pre-money equity value of approximately $300 million (the “Equity Value”), which was increased from $269 million following Nuvo’s achievement of a commercial milestone referenced therein.

The public company ultimately resulting from the completion of the Business Combination (as defined below) will be Holdco Nuvo Group D.G. Ltd., a limited liability company organized under the laws of the State of Israel (“Holdco”). Holdco will have two classes of shares outstanding at the closing of the Business Combination (the “Closing”): (i) ordinary shares, no par value (the “Holdco Ordinary Shares”); and (ii) preferred shares, no par value, (the “Holdco Preferred Shares”).

The parties to the BCA are:

•	LAMF;

•	Nuvo;

•	Holdco;

•	Nuvo Assetco Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Holdco (“Assetco”); and

•	H.F.N. Insight Merger Company Ltd., a limited liability company organized under the laws of the State of Israel and a wholly owned subsidiary of LAMF (“Merger Sub”).

The Business Combination

The BCA contemplates that the business combination among LAMF, Nuvo, Holdco, Assetco and Merger Sub will be completed through the following series of transactions:

One day prior to the date of the Closing, LAMF will be merged with and into Assetco (the “SPAC Merger”) and Assetco will continue as the surviving corporation (Assetco, in its capacity as the surviving entity of the SPAC Merger, the “SPAC Surviving Company”). Pursuant to the SPAC Merger, each Class A ordinary share of LAMF, par value $0.0001 per share (“LAMF Class A Shares”), issued and outstanding immediately prior to the effective time of the SPAC Merger will be automatically cancelled and converted into the right to receive one Holdco Ordinary Share.

After the SPAC Merger, on the date of the Closing, Merger Sub will be merged with and into Nuvo (the “Acquisition Merger”) and Nuvo will continue as the surviving corporation. Pursuant to the Acquisition Merger, (i) each of the ordinary shares of Nuvo, par value NIS 0.01 per share (the “Nuvo Shares”), issued and outstanding immediately prior to the effective time of the Acquisition Merger will be automatically cancelled and converted into the right to receive a number of Holdco Ordinary Shares, each valued at $10.20 per share, determined by dividing the Equity Value by the fully diluted share capital of Nuvo (the “Exchange Ratio”), (ii) each of the preferred shares of Nuvo, par value NIS 0.01 per share, issuable in connection with the Interim Financing (as defined below) (the “Company Crossover Preferred Shares”) issued and outstanding immediately prior to the effective time of the Acquisition Merger will be automatically cancelled and converted into the right to receive a number of Holdco Preferred Shares determined by the Exchange Ratio, (iii) each warrant for the purchase of Nuvo Shares issued and outstanding immediately prior to the effective time of the Acquisition Merger will be automatically cancelled and converted into the right to receive one warrant to purchase a number of Holdco Ordinary Shares determined by the Exchange Ratio, and (iv) each outstanding and unexercised option to purchase Nuvo Shares, whether or not then vested or fully exercisable, will be assumed by Holdco and converted into an option to purchase a number of Holdco Ordinary Shares as determined by the Exchange Ratio, in each case subject to the adjustments described in the BCA.

After the SPAC Merger and the Acquisition Merger, the SPAC Surviving Company will distribute any amounts remaining in LAMF’s trust account (the “Trust Account”) to Holdco and will then be liquidated (the “Liquidation”).

The SPAC Merger, the Acquisition Merger, the Liquidation and the other transactions contemplated by the BCA are referred to as the “Business Combination”. The BCA and the Business Combination were unanimously approved by the boards of directors of each of LAMF and Nuvo and of each of the other parties to the BCA.

Registration Statement

In connection with the Business Combination, LAMF, Nuvo and Holdco will prepare, and Holdco will file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 that will include a document that will serve as both a prospectus of Holdco and a proxy statement of LAMF (the “Registration Statement”). Holdco expects to file the Registration Statement as promptly as possible following the delivery to LAMF of the PCAOB Audited Financial Statements (as defined below).

Redemption Offer

Pursuant to its governing documents, LAMF will be providing the holders of the LAMF Class A Shares the right to redeem all or a portion of their LAMF Class A Shares in connection with the vote to approve the Business Combination.

Expected Timing to Close

The Business Combination is expected to close in the first quarter of 2024, subject to the receipt of the required approvals by LAMF’s and Nuvo’s shareholders and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The BCA contains representations and warranties of each of the parties thereto that are customary for transactions of this type, including with respect to the operations of LAMF and Nuvo. In addition, the BCA contains customary pre-Closing covenants, including the obligation of Nuvo to conduct its business in the ordinary course consistent with past practice and to refrain from taking specified actions, subject to certain exceptions, and for the parties to make any required antitrust filings.

The BCA further provides that (i) Nuvo will provide LAMF with Nuvo’s and its subsidiaries’ audited financial statements for the years ended December 31, 2022 and 2021 (the “PCAOB Audited Financial Statements”) and unaudited financial statements for the six months ended June 30, 2023, (ii) Nuvo will cause a merger proposal (the “Merger Proposal”) with respect to the Acquisition Merger to be delivered to the Registrar of Companies of the State of Israel (the “Companies Registrar”) within three days from the calling of Nuvo’s shareholder meeting to approve the Business Combination, which shareholder meeting will be held following the effectiveness of the Registration Statement, declaring the Acquisition Merger effective no less than 50 days from the filing of such merger proposal and 30 days from the date of approval of the Business Combination by Nuvo’s shareholders, (iii) Nuvo and its Israeli advisors will prepare and file with the Israel Tax Authority an application for Israeli tax rulings confirming certain qualifications under the Israeli Tax Ordinance (the “Israeli Tax Rulings”) and (iv) Holdco will prepare and file with the Israeli Securities Authority an application for an exemption under Section 15D of the Israeli Securities Law (the “15D Exemption”). The BCA provides that Holdco will adopt a new incentive equity plan to hire and incentivize its executives and other employees effective upon Closing.

Board of Directors

The BCA provides that the initial post-Closing Holdco board of directors will be divided into three classes, with one class of directors being elected in each year, and will consist of six directors, with one director designated by LAMF’s sponsor, LAMF SPAC Holdings I LLC, a Cayman Islands limited liability company (the “Sponsor”), in the third class of directors.

Financing

Interim Financing

Prior to the execution of the BCA, Nuvo and Holdco entered into securities purchase agreements (the “Interim Financing”) with certain investors (the “Interim Financing Investors”) pursuant to which (i) Nuvo has issued Company Crossover Preferred Shares to the Interim Financing Investors and (ii) upon and subject to the Closing, Holdco will issue 3,823,530 Holdco Ordinary Shares to the Interim Financing Investors, providing Nuvo with an aggregate of approximately $13,000,000 of gross proceeds as a result of the Interim Financing. Certain of the Interim Financing Investors are affiliated with LAMF and the Sponsor and intend to invest an aggregate of $2,000,000 in the Interim Financing.

Equity Financing

The BCA provides that the parties may seek to obtain subscriptions for equity financing in connection with the consummation of the Business Combination as may be mutually agreed by the parties.

Conditions to Closing

The obligation of LAMF, Nuvo and Holdco to consummate the Business Combination is subject to certain Closing conditions, including, (i) the approval of LAMF’s shareholders, (ii) the approval of Nuvo’s shareholders, (iii) all applicable waiting periods under applicable antitrust laws having been expired, (iv) there being no provision of any applicable legal requirement prohibiting, enjoining, restricting or making illegal the consummation of the Business Combination in effect, and no temporary, preliminary or permanent restraining order enjoining, restricting or making illegal the consummation of the Business Combination being in effect or being threatened in writing by a governmental entity of competent jurisdiction, (v) the Holdco Ordinary Shares being approved for listing upon the Closing on Nasdaq, (vi) the Registration Statement becoming effective, (vii) the Israeli Tax Rulings having been obtained from the Israel Tax Authority, (vii) at least fifty days have elapsed after the filing of the Merger Proposal with the Companies Registrar and at least thirty days have elapsed after Nuvo’s shareholders have approved the Business Combination, and (ix) the 15D Exemption having been obtained.

In addition, the obligation of LAMF to consummate the Business Combination is subject to the fulfillment of other Closing conditions, including, (i) the representations and warranties of Nuvo being true and correct to the standards applicable to such representations and warranties and each of the covenants of Nuvo, Holdco and Assetco having been performed or complied with in all material respects and (ii) no Company Material Adverse Effect (as defined in the BCA) having occurred.

The obligation of Nuvo to consummate the Business Combination is also subject to the fulfillment of other Closing conditions, including, (i) the representations and warranties of LAMF being true and correct to the standards applicable to such representations and warranties and each of the covenants of LAMF having been performed or complied with in all material respects, (ii) no SPAC Material Adverse Effect (as defined in the BCA) having occurred.

Termination

The BCA may be terminated under certain customary and limited circumstances prior to the Closing (i) by mutual written agreement of LAMF and Nuvo; (ii) subject to certain limited exceptions, by either LAMF or Nuvo if the Business Combination is not consummated by May 17, 2024; (iii) by either LAMF or Nuvo if a governmental entity or competent jurisdiction issues an order restricting or prohibiting the Business Combination; (iv) by LAMF if the representations and warranties of Nuvo are not true and correct and the breach or breaches of such representations or warranties are not cured or cannot be cured within certain specified time periods; (v) by Nuvo if the representations and warranties of LAMF are not true and correct and the breach or breaches of such representations or warranties are not cured or cannot be cured within certain specified time periods; (vi) by either LAMF or Nuvo if LAMF’s shareholders meeting has been held and has concluded and the approval by LAMF’s shareholders of the Business Combination shall not have been obtained; (vii) by either LAMF or Nuvo if Nuvo’s shareholders meeting has been held and has concluded and the approval by Nuvo’s shareholders of the Business Combination shall not have been obtained; and (viii) by LAMF, if Nuvo has not delivered to LAMF, by September 27, 2023, the draft of the PCAOB Audited Financial Statements, subject only to final approval and receipt of the written opinion and signature of Nuvo’s independent auditor and to any modifications required for changes in events or circumstances after the date of such delivery.

A copy of the BCA is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the BCA is qualified in its entirety by reference thereto. The BCA contains representations, warranties and covenants that the respective parties made to each other as of the date of the BCA or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the BCA are also modified in important part by the underlying disclosure schedules which are not filed publicly, and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. LAMF does not believe that these schedules contain information that is material to an investment decision.

Certain Related Agreements

Shareholder Support Agreement

Concurrently with the execution of the BCA, LAMF, Nuvo, Holdco and certain shareholders of Nuvo (the “Company Shareholders”) entered into a shareholder support agreement (the “Shareholder Support Agreement”). Under the Shareholder Support Agreement, the Company Shareholders agreed, among other things, to:

(i)	vote in favor of the adoption and approval of the Business Combination;

(ii)	be bound by certain other covenants and agreements related to the Business Combination; and

(iii)	be bound by certain transfer restrictions with respect to their Nuvo securities during the pendency of the Business Combination.

Pursuant to the Shareholder Support Agreement, the Company Shareholders agreed to not transfer any Holdco Ordinary Shares (or any instruments exercisable or exchangeable for, or convertible into, such shares) received by them in connection with the Business Combination for a period of six months following the Closing, other than any Company Crossover Preferred Shares. It is anticipated that Holdco’s governing documents to be adopted in connection with the Closing will contain similar transfer restrictions for other Nuvo shareholders not a party to the Shareholder Support Agreement.

The foregoing description of the Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Shareholder Support Agreement, a copy of which is filed as Exhibit 10.1 hereto, and which is incorporated by reference herein.

Sponsor Support Agreement

Concurrently with the execution of the BCA, LAMF, Nuvo, Holdco, the Sponsor and the other LAMF insiders party thereto (the “Sponsor Parties”) entered into a sponsor support agreement (the “Sponsor Support Agreement”). Under the Sponsor Support Agreement, the Sponsor Parties agreed, among other things, to:

(i)	vote in favor of the adoption and approval of the Business Combination;

(ii)	be bound by certain other covenants and agreements related to the Business Combination;

(iii)	be bound by certain transfer restrictions with respect to their LAMF securities during the pendency of the Business Combination; and

(iv)	not redeem any LAMF Class A Shares in connection with the Business Combination.

Pursuant to the Sponsor Support Agreement, the Sponsor Parties agreed to not transfer any LAMF Class A Shares held by them for a period of six months following the Closing (the “Sponsor Parties Lock-up Period”), other than (i) the LAMF Class A Shares to be transferred by the Sponsor to certain unaffiliated third parties who executed non-redemption agreements with LAMF and the Sponsor in May 2023, which will be free from contractual transfer restrictions following the Closing, or (ii) the LAMF private placement warrants or LAMF Class A Shares that were included as part of the units purchased by the Sponsor in a private placement that occurred simultaneously with the completion of LAMF’s initial public offering, which will continue to be subject to transfer restrictions for 30 days following the Closing.

With respect to 2,450,980 LAMF Class A Shares (the “Pooled Shares”), the Sponsor Parties Lock-up Period will expire on the later of (a) six months after the Closing Date and (b) the earliest of (i) Holdco or Nuvo having received, on or after the Closing, gross proceeds of at least $25,000,000 from an equity financing (excluding the Interim Financing) (a “Financing Transaction”), (ii) Holdco having closed its first marketed/underwritten follow-on offering (a “Follow-on Offering”) and (iii) Holdco having completed a change of control transaction.

Pursuant to the Sponsor Support Agreement, (i) in the event Holdco consummates a Follow-on Offering during the Sponsor Parties Lock-up Period and the aggregate amount raised in any Financing Transaction and such Follow-on Offering is less than $2,000,000, the Sponsor has agreed to forfeit a pro rata portion of 500,000 Lock-Up Shares (as defined therein) representing the difference between $2,000,000 and such aggregate amount raised, and (ii) in the event Holdco consummates a Follow-on Offering during the Sponsor Parties Lock-up Period and the aggregate amount raised in any Financing Transaction and such Follow-on Offering is less than $25,000,000 (excluding amounts received in connection with the Interim Financing and any investment counted for purposes of (i)), the Sponsor has agreed to forfeit a pro rata portion of the Pooled Shares representing the difference between $25,000,000 and such aggregate amount raised. The Sponsor has also agreed to reasonably support any Follow-on Offering during the Sponsor Parties Lock-up Period.

The Sponsor Support Agreement provides the Sponsor to the right to designate one observer on the board of directors of Holdco so long as the Sponsor Parties and certain other investors in the Interim Financing beneficially own at least 5% of the outstanding Holdco Ordinary Shares (after taking into account convertible securities beneficially owned by such parties).

In connection with the Interim Financing, the Sponsor has agreed, pursuant to the Sponsor Support Agreement, to forfeit up to 1,000,000 LAMF Class A Shares pro rata with respect to up to $10,000,000 raised in the Interim Financing (exclusive of $3,000,000 in commitments obtained prior to the date of the Sponsor Support Agreement). In addition, Nuvo has agreed to issue up to 3,900,000 Nuvo Shares in the Interim Financing, pro rata with respect to up to $13,000,000 raised in the Interim Financing (with 900,000 of such shares being issued to investors who committed $3,000,000 prior to the date of the Sponsor Support Agreement); and

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 hereto, and which is incorporated by reference herein.

Registration Rights Agreement

At the Closing, LAMF, Nuvo, Holdco, the Sponsor, the executive officers and directors of LAMF prior to the Closing, the members of the Sponsor, certain shareholders of Nuvo, and the executive officers and directors of Nuvo prior to the Closing, will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, Holdco will agree to agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain Holdco Ordinary Shares and other equity securities of Holdco that are held by the parties thereto from time to time. The parties will be granted certain customary demand and piggyback registration rights under the Registration Rights Agreement, which are subject to customary terms and conditions, including with respect to cooperation and reduction of underwritten shelf takedown provisions, with respect to the securities of Holdco.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a form of which is included as Exhibit C to the BCA, filed as Exhibit 10.3 hereto, and which is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed Business Combination, LAMF, Nuvo, and Holdco will prepare, and Holdco will file with the SEC, the Registration Statement that will include a document that will serve as both a prospectus of Holdco and a proxy statement of LAMF. LAMF, Nuvo and Holdco will prepare and file the Registration Statement with the SEC and LAMF will mail the Registration Statement to its shareholders and file other documents regarding the Business Combination with the SEC. This Form 8-K is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents LAMF or Holdco may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY LAMF OR HOLDCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by LAMF or Holdco through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

LAMF, Nuvo and Holdco, and certain of their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about the directors and executive officers of LAMF can be found in LAMF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the source indicated above

Forward-Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Business Combination involving LAMF, Nuvo and Holdco, and the ability to consummate the Business Combination. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the Closing of the Business Combination are not satisfied, including the failure to timely or at all obtain shareholder approval for the Business Combination or the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the Business Combination and the ability of each of LAMF, Nuvo and Holdco to consummate the Business Combination; (iii) the possibility that other anticipated benefits of the Business Combination will not be realized, and the anticipated tax treatment of the Business Combination; (iv) the occurrence of any event that could give rise to termination of the Business Combination; (v) the risk that shareholder litigation in connection with the Business Combination or other settlements or investigations may affect the timing or occurrence of the Business Combination or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the Business Combination that could harm Nuvo’s business; (viii) the ability of Nuvo to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Business Combination; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Business Combination that could affect Nuvo’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak (including COVID-19), as well as management’s response to any of the aforementioned factors; (xiii) the inability to obtain or maintain the listing of the Holdco Ordinary Shares on Nasdaq or another exchange following the Business Combination; and (xiv) other risk factors as detailed from time to time in LAMF’s reports filed with the SEC, including LAMF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exhaustive. Neither LAMF nor Nuvo can give any assurance that the conditions to the Business Combination will be satisfied. Except as required by applicable law, neither LAMF nor Nuvo undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Business Combination Agreement, dated August 17, 2023, by and among LAMF Global Ventures Corp. I, Nuvo Group Ltd., Holdco Nuvo Group D.G. Ltd., Nuvo Assetco Corp., and H.F.N. Insight Merger Company Ltd.

10.1*	Shareholder Support Agreement, dated August 17, 2023, by and among LAMF Global Ventures Corp. I, Nuvo Group Ltd., Holdco Nuvo Group D.G. Ltd. and the shareholders party thereto.

10.2	Sponsor Support Agreement, dated August 17, 2023, by and among LAMF SPAC Holdings LLC, LAMF Global Ventures Corp. I, Nuvo Group Ltd., Holdco Nuvo Group D.G. Ltd. and the other parties thereto.

10.3	Form of Registration Rights Agreement.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

*

Certain exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMF GLOBAL VENTURES CORP. I

	By:	/s/ Simon Horsman
	Name:	Simon Horsman
	Title:	Chief Executive Officer

Dated: August 22, 2023